Accelerating Precision MedicineTM 1 February 2022 Investor Presentation NASDAQ: PNT Accelerating Precision Medicine™

Accelerating Precision MedicineTM Legal Disclaimer 2 Except as otherwise indicated or unless the context otherwise requires, all references in this presentation to “we,” “our,” “us,” “POINT,” or the “Company” refer to POINT Biopharma Global Inc. This information contained in this presentation does not constitute or form part of, and should not be construed as, any offer for sale or subscription of, or any invitation to offer, buy or subscribe for, any securities, nor shall there be any offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. Forward Looking Statements. Certain statements in this presentation may be considered forward-looking statements. Although we believe that we have a reasonable basis for each forward- looking statement contained in this presentation, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. For example, statements concerning the following include forward-looking statements: the success, cost and timing of product development activities, including timing of initiation, completion and data readouts for clinical trials and preclinical studies; the potential attributes and benefits of product candidates, including with respect to radioligand selectivity, activity, side effect and tolerability profile and relevant indications; ability to compete with other companies currently marketing or engaged in the development of treatments for relevant indications; the Company’s expected manufacturing and commercial strategy; the size and growth potential of the markets for product candidates and ability to serve those markets; and the rate and degree of market acceptance of product candidates, if approved. In some cases you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential”, or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumption that, while considered reasonable by POINT and its management, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, factors associated with companies, such as the Company, that are engaged in clinical trials in the pharmaceutical industry, including uncertainty in the timing or results of clinical trials, product acceptance and/or receipt of regulatory approvals for product candidates, risks related to POINT’s ability to successfully develop and launch a commercial product and achieve market acceptance, raise additional funds that may be necessary for the operations of its business and product development, establish manufacturing capacity, manage its operations and potential growth and scale its business, protect its intellectual property, and the potential impact of the COVID-19 pandemic, as well as various other factors beyond management’s control, including general economic conditions. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. The Company undertakes no duty to update these forward-looking statements.

Accelerating Precision MedicineTM POINT Biopharma: Creating the platform for next-generation radiopharmaceuticals 3 POINT’S MISSION Accelerating the discovery, development and global access to life-changing radiopharmaceuticals POINT’S VISION Transforming lives touched by cancer INDUSTRY-LEADING PIPELINE • Prostate cancer (PSMA) program currently in Phase 3 • Pan-cancer (FAP-α) program entering Phase 1 summer 2022 • CanSEEK™ technology to enable significant pipeline expansion IN-HOUSE SUPPLY CHAIN • 100% owned manufacturing infrastructure, capable of supplying North America and Europe • Proprietary radioisotope production FINANCIAL HIGHLIGHTS • Strong balance sheet, with $252.8M in cash and cash equivalents as of September 30, 2021 • Cash runway into the first quarter of 2024 • 93.7M fully diluted shares outstanding HIGHLY EXPERIENCED TEAM • Deep experience in drug manufacturing, drug development and registration • Decades of experience in radiopharmaceuticals PSMA = Prostate-Specific Membrane Antigen, FAP- α = Fibroblast Activation Protein Alpha

Accelerating Precision MedicineTM Radiopharmaceuticals will be a new pillar of oncology treatment with pan-cancer opportunities 4 MOLECULARLY TARGETED RADIATION Radiotherapy is a proven pillar of cancer treatment but lacks precision. By precisely delivering radiation directly to cancer cells with radioligands, the power of radiotherapy can be realized while reducing the off-target effects. OPTIMIZED PATIENT SELECTION Molecular imaging companion diagnostics enable visualization of the therapeutic target to optimize the selection of patients who may best respond to therapy. MONOTHERAPY ACTIVITY AND COMBINATION SYNERGIES Many opportunities exist to develop radiopharmaceuticals as monotherapies and additional options exist to extend the therapeutic uses by combining with other precision treatments, such as DNA damage response and immune checkpoint inhibitors. OUTPATIENT FRIENDLY Modern medical isotopes enable radiopharmaceuticals to be administered outside of hospitals, making them easily accessible globally - over 1,400 outpatient locations in the U.S alone. FEW COMPETITORS + DEEP MOAT PREVENTING NEW ENTRANTS = UNIQUE BUSINESS OPPORTUNITY Scarce input materials combined with a just-in-time supply chain means significantly higher barriers to commercialization as compared to other pharmaceuticals. There is currently no firm realizing high volume economies of scale in radiopharmaceuticals.

POINT has assembled one of the most experienced teams in the clinical development and manufacturing of radiopharmaceuticals



DR. JOE McCANN PhD
CEO & Co-Founder



DR. NEIL FLESHNER, MD
Chief Medical Officer & Co-Founder



ALLAN SILBER
Executive Chairman & Co-Founder



BILL DEMERS, FCPA
Chief Financial Officer



JUSTYNA KELLY, MSc
Chief Operating Officer



ARI SHOMAIR
Chief of Staff



DR. MYRA ROSARIO HERRLE, PhD
EVP, Regulatory Affairs



JESSICA JENSEN, MPH
EVP, Clinical Development



TODD HOCKEMEYER
EVP, US Manufacturing

LEADERSHIP TEAM'S PREVIOUS FIRMS INCLUDE

BAYER, abbvie, gsk, NOVARTIS, NORTHERN BIOLOGICS, Avacta, Lantheus Holdings, Progenics Pharmaceuticals, EY, GlycoMimetics, UHN

LEADERSHIP TEAM'S ACHIEVEMENTS INCLUDE

+ **40+ CLINICAL TRIALS**
  30+ INDs, 30+ CTAs, 10+ INTERNATIONAL TRIALS
+ **12 APPROVALS**
  10 NDA/NDSs, 5 ANDA, 1 SNDs, 2 DMFs
+ **8 GMP RADIOPHARMACEUTICAL FACILITIES**
  18 FDA INSPECTIONS, 27 HEALTH CANADA INSPECTIONS

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Novel ligands are greatly expanding the number of cancer indications that can be treated with radiopharmaceuticals

Radioligands enable the precise targeting of cancer by combining a radioisotope, a linker & a targeting moiety that seek cancer cells

PSMA is overexpressed on prostate cancer cells	+	A PSMA specific ligand seeks out cancer cells	+	The radioisotope emits ionizing radiation	=	Ionizing radiation kills the tumor cell, while minimizing damage to healthy tissue



PSMA-PET Scan Before Treatment[1]

PSMA = Prostate Specific Membrane Antigen



RECEPTOR
LINKER
CANCER CELL
LIGAND
RADIOISOTOPE
Radioligand (PNT2002)



PSMA-PET Scan After 3 ^{177}Lu-PSMA Treatments[1]

1. Baum et al. J Nucl Med 2016

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Accelerating Precision MedicineTM New radioisotopes are further enhancing radiopharmaceuticals’ capabilities 7 POINT leverages the unique properties of a variety of medical isotopes. Isotope selection considerations include radiation type, energy emission, and half-life. Many modern radioisotopes can be administered at community-based infusion centers, greatly expanding access. Emission Type Large alpha particles (He atoms) Very small particles (electrons) High energy electrons Half-life 7.2 hours - 10 days 6.6 days 6.9 days Energy 5-9 MeV 50-2,300 keV Up to 100 keV Path Length 40-100 μm (2-10 cells) 0.3-12 mm (10-1,200 cells) 2-500 nm (1/20th of a cell) Energy Transfer 80 keV/μm 0.2 keV/μm 4-26 keV/μm Ac Actinium (225) 89 At Astatine (211) 85 Lu Lutetium (177) 71 Tb Terbium (161) 65 Alpha (α) Decay Auger Electrons Beta (β-) Decay

Radiopharmaceuticals offer an extremely broad potential opportunity for combination therapies

Activation of anti-tumor immunity

- Anti-PD1/CTLA4
- Antigen visibility
- cGAS-STING pathway
- TLR Agonism
- Neoantigen load

Monotherapy



Radioligand therapy

Sensitization to DNA Damage Response Inhibitors (DDRi)

- PARP inhibitors
- CHK1/CHK2 inhibitors
- ATM/ATR inhibitors

Combination Isotopes

Monotherapy and expected synergistic MoA with existing therapeutic classes

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POINT's platform overcomes the barriers that have prevented radiopharmaceutical commercialization

Late-Stage Programs



Only three therapeutic radioligands currently marketed in the U.S.: Lutathera, Azedra, & Zevalin

POINT's lead asset reports top-line Phase 3 data in mid-2023

Early-Stage Programs



Radiopharmaceuticals have historically targeted orphan indications and rare diseases

POINT's pipeline targets high prevalence indications

Manufacturing



There are currently no large-scale contract radiopharmaceutical manufacturing facilities

POINT built one of the largest radiopharm facilities in the world

Isotope Supply



Isotopes are a scarce, heavily-regulated raw material that decay within days from manufacturing

POINT addressed the major isotope risks

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Accelerating Precision MedicineTM Manufacturing and supply chain are the key success factors: radiopharmaceuticals are made just- in-time with a useable life measured in days 10 POINT’s 100% owned & operated Indianapolis, Indiana manufacturing facility is currently supplying doses for the company’s SPLASH trial. State of the art 80,000 ft2 GMP facility NRC licensed for alpha, beta, gamma and positron emitters Integrated radioisotope production Sterility assurance labs for in-house batch testing Modular capacity, capable of scaling with demand US population within 12 hours, EU & UK within 48 hours β- α γ β+ POINT’s manufacturing facility has the capacity to service high volume indications in North America and Europe.

Accelerating Precision MedicineTM POINT’s Facility 11 POINT’s lutetium-177 and actinium-225 supply chains are industry-leading Internal 177Lu production capability will provide a COGS advantage and supply chain redundancy Redundant 225Ac supply from partners with access to rare Thorium and Radium inputs Ytterbium-176 input material secured in North America Nuclear reactor irradiation network assembled Technology to purify 177Lu at a significant scale POINT’s Facility Thorium-229 (U.S. Department of Energy waste stores) Radium-226 Radium-226 225Ac “milked” from Thorium “cows” 225Ac via electron accelerator 225Ac via proton accelerator Ac Actinium (225) 89 No-carrier-added 177Lu partner No-carrier-added 177Lu manufactured internally No-carrier-added 177Lu partner Thorium- 229 225Ac “milked” from Thorium “cows”

POINT is positioned to be a leader in next-generation radiopharmaceuticals

Program	Target	Clinical Candidate	Discovery	Preclinical	Phase 1	Phase 2	Phase 3
PNT2002	PSMA	^{177}Lu-PSMA I&T					mCRPC*, Pre-Chemo
PNT2002	PSMA	^{177}Lu-PSMA I&T			mCRPC*, Post-Chemo, combination w/ J591**		
PNT2003	SSTR	^{177}Lu-DOTA-TATE					Neuroendocrine Tumors (NETs)***
PNT2004	FAP-α	^{177}Lu-PNT6555		Solid Tumors Expressing FAP			
PNT2004	FAP-α	^{225}Ac-PNT6555		Solid Tumors Expressing FAP			
PNT2001	PSMA	^{225}Ac-Not Disclosed		Prostate Cancer			
CanSEEK™ Enabled Programs	Not Disclosed	Not Disclosed	Not Disclosed				
	Not Disclosed	Not Disclosed	Not Disclosed				

POINT's CanSEEK™ has been sub-licensed from both Bach Biosciences and Avacta Life Sciences, which has branded the technology as pre|CISION™ (an Avacta trademark).

** mCRPC: Metastatic castrate-resistant prostate cancer*

*** Trial sponsored by Weill Medical College of Cornell University (NCT04886986)*

**** Trial sponsored by the University Health Network (NCT0274374)*

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Accelerating Precision MedicineTM POINT is creating the future of radiopharmaceuticals with technologies like CanSEEK™, designed to improve the precision and safety of all radioligands Images are renderings, created for explanatory purposes only. The CanSEEKTM technology has been sub-licensed from both Bach Biosciences and Avacta Life Sciences, who has branded the technology as pre|CISIONTM (an Avacta trademark). 13 Salivary Glands Kidneys With CanSEEK™ Minimal delivery to healthy tissue Without CanSEEK™ On-target, off-tissue = healthy tissue damage

Anticipated Milestones & Financial Summary

Program	Clinical Candidate	Indication	Timing (Est.)	Milestone
Completed				
Manufacturing	^{177}Lu-PSMA I&T	mCRPC	**Q4 2021**	IND Amendment to add facility to supply chain
PNT2002	^{177}Lu-PSMA I&T	mCRPC	**Q1 2022**	Dosimetry presentation from 27 patient lead-in
Upcoming				
PNT2002	^{177}Lu-PSMA I&T	mCRPC	**H2 2022**	Efficacy and safety data from 27 patient lead-in
			Mid-2023	Top line data
PNT2004	^{177}Lu-PNT6555	Solid Tumors Expressing FAP	**Q1 2022**	CTA filing
			Summer 2022	First patient in (Phase 1)
PNT2001	^{225}Ac-Not Disclosed	Prostate Cancer	**H1 2023**	IND / CTA filing
PNT2003	^{177}Lu-DOTA-TATE	Neuroendocrine Tumors (NETs)	**Q1 2022**	Confirmation of optimal regulatory and commercial pathways

Balance Sheet	**$252.8M** cash & cash equivalents, as of Sept 30, 2021
Projected Runway	Cash to fund operations into the **first quarter of 2024**
Capital Structure	**90.1M** Common Shares + **3.6M** Options

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Accelerating Precision MedicineTM Programs: 177Lu-PNT2002 PSMA-Targeted Ligand for mCRPC Top Line Data: Mid-2023

PNT2002 is a PSMA-targeted therapy for metastatic Castration-Resistant Prostate Cancer (mCRPC), in an indication with >36,000 post-ARAT pre-chemo patients annually in the US

- Every year in the U.S. 12,000 men are diagnosed with mCRPC and an additional 40,000 progress from earlier stages of the disease
  - 95% treated
  - 90% 2nd line progression
  - 80% overexpress PSMA
- PNT2002 uses the PSMA-I&T ligand, which has been administered to >600 patients[1] at a range of 2.5-9.2 GBq based on published reports.
- POINT's innovation solved the stability issue of the I&T ligand, which was then protected with unique IP[2] around radioactive API and formulation to drive stability of the molecule out to 7 days.



TUMOR VOLUME
PNT2002
splash
CLINICAL TRIAL
TIME
Localized Therapy
Androgen Deprivation Therapy
Novel Antiandrogens Chemotherapy
PARPi Ra-223 Chemotherapy Immunotherapy
Non-metastatic (M0)
Metastatic (M1)
Castration Sensitive (CSPC)
Castration Resistant (CRPC)

1. Beauregard et al. SNMMI Mid-Winter Meeting Feb 2022 2. US Patent 11,129,912 Sep 28 2021

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Prostate Specific Membrane Antigen (PSMA) is a clinically-validated therapeutic target, ideal for prostate cancer therapy

- PSMA is over-expressed in the vast majority of prostate cancers (>85%)[1], but very limited on normal tissues[2].
- PSMA is a 750-residue type II transmembrane glycoprotein with glutamate carboxypeptidase activity[3]
  - Expression increases with prostate cancer disease progression and metastasis[4]
  - Expression is associated with poor prognosis in prostate cancer[5]
- Expression is also upregulated on solid tumor neovasculature[6].
- There are two FDA-approved PET-PSMA imaging agents (^{68}Ga and ^{18}F) for initial and recurrence of prostate cancer.


C Terminal
Extracellular Domain
Activity Site of PSMA Inhibitor
Transmembrane Region
Intracellular Domain
N Terminal

1. Hupe MC. et al. 2018. Front. Onc. 2. Pangalos MN. et al. 1999. J. Biol. Chem. 3. Davis M. et al. 2005. PNAS 4. Murphy GP. et al. 2000. Prostate. 5. Liu C. et al. Cancer Med. 6. Ghosh A. et al. 2004. J. Cell. Biochem.

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PNT2002's Phase 3 Study for mCRPC: The SPLASH Protocol

splash CLINICAL TRIAL

Study Evaluating Metastatic Castrate Resistant **P**rostate Cancer Using ^{177}**L**u-PNT2002 PSMA Therapy versus Abiraterone or Enzalutamide **A**fter **S**econd-Line **H**ormonal Treatment (NCT04647526), a multi-center, open label, randomized study.



Dosimetry & Safety Run-in
(enrollment and dosing COMPLETED)
Randomization Expansion
(initiated September 2021)
Key Eligibility
mCRPC
PSMA-avid PET
Progressed on ARAT therapy
Chemo naïve for mCRPC
N=27
177Lu-PNT2002
6.8 GBq Q8w x 4
Safety and Preliminary Efficacy
AE/SAEs
Dosimetry
Changes in vital signs, clinical labs, ECGs
PSA reduction
Randomize 2:1
N=260
177Lu-PNT2002
6.8 GBq Q8w x 4
N=130
Abiraterone or Enzalutamide
Radiographic Progression
177Lu-PNT2002
Primary
rPFS
Secondary
OR
OS
PK
Exploratory
Pain PFS
PSMA PET
PSA PFS
HRQoL
SCREENING
6 weeks
TREATMENT
32 weeks
LONG TERM FOLLOW-UP
5 years, death, or loss to follow up

Standard of care in chemo-averse mCRPC are ARATs (abiraterone, enzalutamide) **offering rPFS of approx. 4 months** based on recent trials[1,2]

1. De Bono et al. N Engl J Med 2020; 382:2091-2102 2. Sweeney et al. AACR 2020

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Accelerating Precision MedicineTM 19 Cumulative Administered Activity SPLASH Trial Lead-In1 (N=27) Median Dose 6.8 GBq / 4 cycles Total Kidneys 19.9 Gy Total Red Marrow 0.91 Gy Total Lacrimal Gland 33.7 Gy Total Salivary Gland 9.15 Gy PNT2002 (PSMA-I&T) Baum2 Median Dose 5.8 (3.6-8.7) GBq / 2 (1-5) cycles Safety 0% AEs led to death or discontinuation Patients with >50% PSA decline 59% Median Radiographic Progression-Free Survival 13.7 months (N=56) Median Overall Survival Not reached at 28 months (N=56) Dosimetry data from SPLASH trial lead-in is in-line with previously published literature, and met pre-defined criteria • Radiation dosimetry of PNT2002 was calculated in 27 patients with mCRPC based on biodistribution data post injection of their first cycle of PNT2002. • Organs receiving the largest absorbed doses were the lacrimal glands at 1.2 Gy/GBq, followed by the kidneys at 0.73 Gy/GBq. • For a cumulative administered activity of 27.2 GBq (4 cycles of 6.8 GBq), the kidneys would receive a cumulative absorbed dose of 19.9 Gy and the red marrow 0.91 Gy. 1. Beauregard et al. SNMMI Mid-Winter Meeting Feb 2022 2. Baum et al. J Nucl Med 2016;57:1006-1013

Accelerating Precision MedicineTM 20 Four DSMB meetings completed to date with no recommended changes to study conduct or protocol FDA agreement to proceed with randomization ahead of schedule in December 2021 Red marrow dosimetry well below critical thresholds enabling the potential opportunity for combination therapy Kidney dosimetry is within range of previously published data of comparable ligands Green Light from DSMB Dosimetry Combination Candidate Low discontinuation rate due to AEs, with myelosuppression lower than published safety data of comparable ligands Safety / Favorable Myelotox Profile Next step: Efficacy and safety from 27 patient lead-in (H2 2022) Summary: PNT2002 has a favorable and safe dosimetry profile in the patient population and dose regimen being studied

Accelerating Precision MedicineTM Randomization has begun in US and Canada, ongoing EU expansion to expedite accrual 21 Initiate EU Expansion Q4 2021 Start of US Randomization December 2021 Present Dosimetry Data at SNMMI February 2022 NDA Planning and Continued FDA Engagements Q2 2022 – Q3 2023 Top Line Data Mid-2023 As well as: ✓ ✓ ✓

Accelerating Precision MedicineTM Programs: 177Lu-PNT2003 SSTR Targeting Ligand for Neuroendocrine Cancer

PNT2003 is a somatostatin receptor targeted treatment for Neuroendocrine cancer (NETs)

NETs are heterogeneous tumors that originate in neuroendocrine cells[1].

- PNT2003 uses the SSTR-targeted DOTA-TATE ligand, also utilized in the currently approved radiopharmaceutical product for the GEP-NETs indication.
- POINT has licensed both trial data as well as unique intellectual property from CanProbe which enables the formulation of DOTA-TATE while remaining fully outside of competitors' patent space.



Non GEP-NETs
Lung NETs
Unknown Primary
Other
· Medulla
· Paraganglia
· Adrenal medulla
· Ovary
Gastroenteropancreatic (GEP-NETs)
Foregut
· Stomach
· Duodenum
Midgut
· Jejunum
· Ileum
· Right colon
· Appendiceal
Hindgut
· Left colon
· Rectum

1. Oronsky B. et al. 2017, 2. Dasari A. et al. 2017.

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Somatostatin receptors (SSTRs) are a validated target for NETs therapy

SSTRs are ideal targets for NET therapy:

- Somatostatin analogs (SSAs) have been developed with anti-secretory and anti-proliferative effects for NET therapy[1,2]
- Randomized clinical trials with somatostatin analogs have demonstrated efficacy[1]

SSTRs are a family of G-protein coupled receptors, with 5 receptor subtypes identified[3]:

- The receptors display a high degree of structural conservation across subtypes[4]
- SSTRs are highly expressed on NETs[5]
- SSTR2 is generally the most highly expressed receptor in NET[5]

SSTR



1. Caplin ME. et al. 2014. NEJM ***2.*** *Rinke et al. 2009. JCO.* ***3.*** *Patel YC. et al. 1997. Endocrin. Metabo.* ***4.*** *Yang SK. et al. 2007. Clin. Exp. Pharm. Phys.* ***5.*** *Papotti M. et al. 2002. Virch. Arch.*

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PNT2003's reduced radiation safety burden offers a significant opportunity for differentiation from the currently approved radiopharmaceutical product for the GEP-NETs indication

The ^{177}Lu in PNT2003 does not contain long-lived radioactive impurities, resulting in simplified administration of the drug product.

Carrier-added ^{177}Lu

Contains up to 0.01% metastable ^{177m}Lu, a radionuclide with a half-life of 5+ months, **forcing clinics to create a costly specialized waste stream** required by the NRC[1] for disposing waste with a physical half-life >120 days


71
Lu
Lutetium
(176)
neutron
irradiation
(reactor)
71 160.4d
Lu
Lutetium
(177m)
71 6.65d
Lu
Lutetium
(177)
Both 177mLu and
177Lu incorporated
in drug product

PNT2003: **No-carrier-added ^{177}Lu**

Contains no ^{177m}Lu; infrastructure requirements are minimal, same as for PNT2002


70
Yb
Ytterbium
(176)
neutron
irradiation
(reactor)
71 6.65d
Lu
Lutetium
(177)
Only 177Lu in
drug product

1. NRC Part 35.92 Decay-in-storage

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Accelerating Precision MedicineTM Neuroendocrine Tumors (NETs) is a large market opportunity; there are multiple potential regulatory pathways available to PNT2003 (DOTA-TATE) 1. Oronsky B. et al. 2017. Neoplasia 2. NETs – SEER 18 3. Dasari A. et al. 2017. JAMA 4. Man D. et al. 2018 26 POINT is currently assessing the regulatory pathways for PNT2003 based on feedback and ongoing discussions with regulatory authorities. US NETs Epidemiology1,2,3,4 Locally advanced + metastatic GEP SSTR+ Diagnosed and Treatable 33,000 PATIENTS 23,000 PATIENTS 16,000 7,000 5,250 4,000 12,000 9,000ANDA pathway Non-GEP NDA pathway Next step: Confirmation of optimal regulatory and commercial pathways

Accelerating Precision MedicineTM Next Generation: Novel Targets, Improved Ligands, and Transformational Technologies

The next generation of radiopharmaceuticals will require novel targets, improved ligands, and transformation technologies

Pan-cancer approaches

Novel Targets



PNT2004

A **best-in-class FAP-targeted** radioligand which has compelling pan-cancer therapy potential.

Better patient outcomes

Improved Ligands



PNT2001

Has **improved tumor uptake** and **reduced normal tissue binding** relative to current generation ligands.

Enhanced therapeutic windows

Transformational Technologies



CanSEEK™

Aims to virtually **eliminate normal tissue radioligand binding** and could provide a new paradigm.

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Accelerating Precision MedicineTM Programs: PNT2004 Fibroblast Activation Protein-α Targeting Ligand for Multiple Tumor Types

PNT2004 is a best-in-class Fibroblast Activation Protein (FAP-α) targeted radioligand with potential for imaging and therapy

An ideal radiopharmaceutical targets and is retained in tumors, while flushing out of tissues absent of the target quickly. Developed in collaboration with Dr. William Bachovchin at Tufts, a leader in designing inhibitors of DASH family proteases including FAP-α, PNT2004 has best-in-class tumor retention and normal tissue clearance, enabling delivery of large doses of tumor killing radiation.


FAP-α
FAP-α
HEALTHY CELL
BLOOD VESSEL
CANCER CELL
The Tumor Microenvironment


TUMOR

48h Lutetium-177 PNT2004


48h - SPECT
%ID/g
20
15
10
5
0
0.08
Tumor
Kidney

>200x tumor:kidney ratio

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FAP-α is a compelling pan cancer target for imaging and therapy that is found in >90% of epithelial tumors[1]

In cancer, Fibroblast Activation Protein-α (FAP) is highly expressed on Cancer Associated Fibroblasts (CAFs)[2], which drives tumor progression and resistance to chemo and immunotherapy[3,4,5]:

- FAP is a 170kDa membrane bound prolyl endopeptidase[6]
- FAP is expressed during development but rarely in adult tissues[7]
- FAP is upregulated at sites of active tissue remodeling, such as during wound healing[2]
- FAP is **highly upregulated in cancer[2]**, and expressed on tumor cells of mesenchymal origin tumors (sarcoma, mesothelioma)[8]


9
Sarcoma
Esophageal Ca
Breast Ca
CCC
Lung Ca
MTC
Thymus Ca
NET
Small-intestine Ca
Prostate Ca
Colorectal Ca
Head-Neck Ca
Pancreatic Ca
CUP
Ovarian Ca

*1. Mhawech-Fauceglia P. et al. 2015. Canc. Microenv. **2.** Jacob M. et al. 2012. Curr. Mol. Med. **3.** Mariathasan S, et al. 2018. Nature **4.** Domen A. et al. 2021. Cancers **5.** Joshi RS. et al. 2021. Cancers. **6.** Pure E. et al. 2018. Oncogene **7.** Niedermeyer J. et al. 2001. Int J Dev. **8.** Dohi O. et al. 2009. Histophatology **9.** Kratochwil et al. J Nucl Med 2019; 60:801–805*

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PNT6555 is the lead of the PNT2004 program. 68Ga-PNT6555 biodistribution studies demonstrate fast tumor targeting with little accumulation in normal tissues

Rapid renal clearance of excess compound and good tumor retention with low background in other organs.

Dynamic Imaging



68Ga-PNT6555 Biodistribution


TUMOR
BLOOD
MUSCLE
LIVER
KIDNEYS
SUVmean
Time (min)
0
10
20
30
40
50
60
1
2
3
4
5
6

68Ga-PNT6555 Biodistribution at 60 min


%ID/g
15
10
5
0
Blood
Heart
Lungs
Liver
Spleen
Pancreas
Stomach
Small intestine
Kidneys
Muscle
Bone (femur)
Skin
Brain
Tumor
Tissue

HEK-mFAP tumor bearing Fox Chase SCID, n=3/timepoint

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Accelerating Precision MedicineTM 177Lu-PNT6555 biodistribution studies demonstrate prolonged tumor retention and rapid normal tissue clearance 33 Rapid and persistent tumor targeting beyond 7 days with low retention in normal tissues, with exquisite tumor / kidney ratio. Organ uptake 177Lu-PNT6555 SPECT177Lu-PNT6555 Biodistribution HEK-mFAP tumor bearing Fox Chase SCID, n=3/timepoint

Accelerating Precision MedicineTM 177Lu-PNT6555 shows compelling anti-tumor activity, with mice experiencing long-term survival 34 Tumor Volumes on Day 22Tumor Volumes Kaplan-Meier Survival Curves HEK-mFAP model, n=6/group, single dose treatment in mice with tumors (~200mm 3), ns=not significant, *p<0.05, **p<0.01, ***p<0.001, **** p<0.0001 0 10 20 30 40 50 60 70 80 0 1000 2000 3000 Time post-injection (d) T u m o r v o l u m e ( m m 3 ) Vehicle Precursor 177Lu-PNT6555 (60 MBq) 177Lu-PNT6555 (30 MBq) 177Lu-PNT6555 (15 MBq) 0 1000 2000 3000 4000 5000 T u m o r v o l u m e ( m m 3 ) ns **** **** **** 0 10 20 30 40 50 60 70 80 0 50 100 Time post-injection (d) % S u r v i v a l Vehicle Precursor 177Lu-PNT6555 (60 MBq) 177Lu-PNT6555 (30 MBq) 177Lu-PNT6555 (15 MBq) ns *** *** *** Similar results have been shown with 225Ac-PNT6555

Accelerating Precision MedicineTM PNT2004 is on track for a CTA Submission in Q1 2022 35 Lead selected. IND-enabling efficacy, biodistribution and toxicology studies complete. Additional studies in syngeneic and PDX models underway. Process and method optimization and validation with target complete. Health Authority meetings completed Q4 2021 and Q1 2022, with study start-up ongoing. First patient in summer 2022. NON-CLINICAL CMC CLINICAL & REGULATORY

Accelerating Precision MedicineTM Programs: PNT2001 Next-Generation PSMA Targeting Ligand

PNT2001 is a next-generation PSMA radioligand optimized for earlier treatment & delivery of ^{225}Ac

- **PNT2001 could move earlier in treatment** by extending the therapeutic window of PSMA radioligand therapy, thereby overcoming the radiation toxicity concerns surrounding current generation PSMA targeted ligands.
- A clinical development pathway **to move later in treatment** in post-^{177}Lu-PSMSA mCRPC is also being considered



TUMOR VOLUME
28k Patients* = mHSPC (Oligometastatic PC)
PNT2002
7k Patients* = Post ¹⁷⁷Lu ²²⁵Ac mCRPC
TIME
Localized Therapy
Androgen Deprivation Therapy
Novel Antiandrogens Chemotherapy
PARPi Ra-223 Chemotherapy Immunotherapy
Non-metastatic (M0)
Metastatic (M1)
Castration Sensitive (CSPC)
Castration Resistant (CRPC)

1. NPCR and SEER 2005-2016 Registries 2. Scher et al. PLOS ONE, 2015 3. Borofsky et al. Radiology, 2017 4. POINT Primary Market Research, Dec 2020 5. Thoma et al. Nature Reviews Urology, 2020 6. Sweat SD, et al. Urology, 1998 7. Datamonitor 2018 Global Prostate Report

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PNT2001 has linker technology that allows for increased internalization into cells, resulting in increased tumor uptake

This profile could result in the same outcomes seen with today's technology at a lower dose, potentially allowing for a reduction in the radiopharmaceutical dose.

Improved internalization



300
200
100
0
% Internalization (relative control)
PNT2002
PNT2001

Improved tumor uptake



15
10
5
0
% ID/g Tumor
PNT2002
PNT2001

Reduced kidney uptake



40
30
20
10
0
% ID/g
PNT2002
PNT2001

^{177}Lu-PNT2001



T: 14.3%|D/g
K: 13.7%|D/g

T: 12.4%|D/g
K: 11.3%|D/g

SPECT/CT Imaging
LNCaP tumor-bearing CB17-SCID mice, 24 h p.i., 160 pmol each, n = 2

177Lu-PSMA-62, LNCaP tumor bearing , CB17-SCID mice (n = 4, t=24 h)
Internalization in LNCaP cells (n = 3) relative to [^{125}I]I-BA)KuE reference compound

Unpublished data

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Accelerating Precision MedicineTM Unpublished data LNCaP model, n=6/group, single dose treatment in mice with large tumors (~600mm 3), ns=not significant, *p<0.05, **p<0.01, ***p<0.001, **** p<0.0001 39 Next step: IND-enabling studies in 2022 225Ac-PNT2001 shows compelling efficacy as a single dose in pre-clinical tumor models Tumor Volumes on Day 21Tumor Volumes Kaplan-Meier Survival Curves 0 1000 2000 T u m o r v o l u m e (m m 3 ) *** ns ns 0 10 20 30 40 50 60 70 0 50 100 Time post-injection (d) % S u r v iv a l Vehicle Precursor 225 Ac-PNT2001 (20kBq) 225Ac-PNT2001 (40kBq) ns ** ** 0 10 20 30 40 50 60 70 0 1000 2000 Time post-injection (d) T u m o r v o l u m e (m m 3 ) Vehicle Precursor 225 Ac-PNT2001 (20kBq) 225Ac-PNT2001 (40kBq)

Accelerating Precision MedicineTM Programs: CanSEEK™ FAP-α Activated Prodrug Technology Platform

Accelerating Precision MedicineTM Early 225Ac clinical data demonstrates the off-target delivery is limiting usage of next-generation radioisotopes 41 1. Kratochwil, C, et al. J Nucl Med 2016 2. Zacherl, M, et al. J Nucl Med 2020 3. Ruigrok, E, et al. Pharmaceceutics 2019 3 cycles of 9-10 MBq 225Ac-PSMA-617 bimonthly 1 cycle of 6 MBq 225Ac-PSMA-6171 2 cycles of 225Ac-PSMA-I&T (13.4 MBq total)2 3

The goal of the CanSEEK™ prodrug technology platform is to improve precision, efficacy and safety of all radioligands

- CanSEEK™, currently in pre-clinical development, prevents a radioligand from binding to receptors until it has been activated by FAP-α in the tumor microenvironment (TME), potentially preventing off-target delivery, improving therapeutic index, and enabling usage of new isotopes.

CanSEEK™ blocks a Radioligand's ability to bind to receptors...



CanSEEK™
Radioligand

...until it reaches FAP-α, which is present in >90% of epithelial tumor microenvironments[1]...



FAP-α
Tumor Microenvironment
HEALTHY CELL
BLOOD VESSEL
CANCER CELL

... then **FAP-α cleaves CanSEEK™ away, allowing the radioligand to bind to the tumor's receptors**



FAP-α
CanSEEK™

POINT's CanSEEK™ has been sub-licensed from both Bach Biosciences and Avacta Life Sciences, who has branded the technology as pre|CISION™ (an Avacta trademark).

1. Mhawech-Fauceglia P. et al. 2015. Canc. Microenv.

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Accelerating Precision MedicineTM CanSEEK™ is as a radiopharmaceutical drug platform that enables re-evaluation of known ligands previously set aside due to off-target delivery concerns 43 • By extending the therapeutic index of ligands, CanSEEK™ could also enable the use of emerging medical isotopes like Actinium- 225, which have heightened toxicity concerns due to the type and volume of their energy emissions. Next step: Ongoing pre-clinical studies

Accelerating Precision MedicineTM Summary & Milestones

Accelerating Precision MedicineTM POINT will drive innovation in radiopharmaceuticals by overcoming their current limitations 45 THE FUTURE OF RADIOPHARMACEUTICALS CanSEEK™ prodrug technology in development to increase efficacy and safety Partnering with sources of emerging alpha, beta and auger emitting isotopes to increase potency Programs combining radioligands with other treatment modalities will be a focus By 2025 • Initiated commercial radioligand sales • FAPi program on the path to registration • Multiple next-generation radioligands in clinic • Commercial-scale manufacturing supply chain

Anticipated Milestones & Financial Summary

Program	Clinical Candidate	Indication	Timing (Est.)	Milestone
Completed				
Manufacturing	^{177}Lu-PSMA I&T	mCRPC	**Q4 2021**	IND Amendment to add facility to supply chain
PNT2002	^{177}Lu-PSMA I&T	mCRPC	**Q1 2022**	Dosimetry presentation from 27 patient lead-in
Upcoming				
PNT2002	^{177}Lu-PSMA I&T	mCRPC	**H2 2022**	Efficacy and safety data from 27 patient lead-in
			Mid-2023	Top line data
PNT2004	^{177}Lu-PNT6555	Solid Tumors Expressing FAP	**Q1 2022**	CTA filing
			Summer 2022	First patient in (Phase 1)
PNT2001	^{225}Ac-Not Disclosed	Prostate Cancer	**H1 2023**	IND / CTA filing
PNT2003	^{177}Lu-DOTA-TATE	Neuroendocrine Tumors (NETs)	**Q1 2022**	Confirmation of optimal regulatory and commercial pathways

Balance Sheet	**$252.8M** cash & cash equivalents, as of Sept 30, 2021
Projected Runway	Cash to fund operations into the **first quarter of 2024**
Capital Structure	**90.1M** Common Shares + **3.6M** Options

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Accelerating Precision MedicineTM 47 NASDAQ: PNT Accelerating Precision Medicine™ investors@pointb iopharma.com POINTBiopharma.com